BLACKROCK FUNDS II
BlackRock Core Bond Portfolio
BlackRock Shares
(the “Fund”)

Supplement dated November 21, 2014 to the Summary Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed contractually to cap certain expenses of BlackRock Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. These contractual expenses caps replace BlackRock’s contractual and voluntary expense caps with respect to BlackRock Shares of the Fund. Accordingly, the Fund’s Summary Prospectus is amended as follows:

The fee table and example under the section of the Summary Prospectus entitled “Key Facts About BlackRock Core Bond Portfolio — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	BlackRock Shares
Management Fee	0.34%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15%
Interest Expense	0.03%
Miscellaneous Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.49%
Fee Waivers and/or Expense Reimbursements[1]	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.43%

[1]

As described in the “Management of the Funds” section on page 39, BlackRock has contractually agreed to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until January 31, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$44	$145	$262	$604

Shareholders should retain this Supplement for future reference.

SPRO-CB-BLK-1114SUP